UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 14, 2003


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


       California                     0-11868                    95-3533362
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)


 6175 Nancy Ridge Drive, San Diego, California                      92121
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code:   (858) 535-0202
                                                             --------------


                                       n/a
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Items 5.  Other Events:

         Exhibit filed with this report:

         Exhibit 99.1     Registrant's press release dated October 14,
         2003, publicly announcing a Cleveland Clinic Study demonstrating CardioDynamics' BioZ(R) ICG Changes Emergency Treatment 24% of Time


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       CARDIODYNAMICS
                                                       INTERNATIONAL CORPORATION

           Date:  October 14, 2003                     By: /s/ Steve P. Loomis
                                                          --------------------
                                                       Steve P. Loomis
                                                       Chief Financial Officer